Exhibit 99.1

GCO Education Loan Funding Trust - I

Statements to Noteholders

For the period ending August 31, 2007

Pursuant to Article 12.04 of the Indenture of Trust, the following is provided to the trustee by the issuer.  The information shown in this Statement has not been independently verified, however, it is believed that the information is accurate to the best of the issuer’s knowledge.  In some circumstances, certain expenses have been accrued.

12.04 (a)     the amount of payments with respect to each series of Notes paid with respect to principal during the preceding month;

Class	Principal Reduction
A-1AR Notes	$—
A-3AR Notes	—
A-1L Notes	5,490,000
A-4AR Notes	—
A-5AR Notes	—
B-2AR Notes	—
A-2L Notes	7,175,000
A-3L Notes	—
A-6AR Notes	—
B-3AR Notes	—
A-4L Notes	10,261,000
A-5L Notes	—
A-6L Notes	—
B-4AR Notes	—
A-7L Notes	—
A-8L Notes	—
A-9L Notes	—
A-10L Notes	—
A-11L Notes	—
$22,926,000

12.04 (b)     the amount of payments with respect to each series of Notes paid with respect to interest during the preceding month;

Class	Interest Paid
A-1AR Notes	$—
A-3AR Notes	—
A-1L Notes	625,454.00
A-4AR Notes	117,506
A-5AR Notes	311,873
B-2AR Notes	33,600
A-2L Notes	1,375,722.60
A-3L Notes	3,338,043.40
A-6AR Notes	522,083.33
B-3AR Notes	210,194
A-4L Notes	1,984,052.98
A-5L Notes	2,446,820.19
A-6L Notes	3,524,868.90
B-4AR Notes	133,155.56
A-7L Notes	1,266,650.10
A-8L Notes	5,332,620.00
A-9L Notes	2,061,106.19
A-10L Notes	3,391,050.78
A-11L Notes	4,431,379.00
$31,106,181

12.04 (c)     the amount of the payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over;

Interest Carryover	$—

12.04 (d)     the principal balance of Financed Student Loans as of the close of business on the last day of the preceding month;

Principal Balance of Financed Student Loans	$2,280,857,330

12.04 (e)     the aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of the preceding month, after giving effect to payments allocated to principal reported under paragraph (a) above;

Class	Balance
A-1AR Notes	$—
A-2AR Notes	—
A-3AR Notes	—
B-1AR Notes	—
A-1L Notes	38,381,000
A-4AR Notes	28,600,000
A-5AR Notes	60,000,000
B-2AR Notes	8,000,000
A-2L Notes	90,575,000
A-3L Notes	235,000,000
A-6AR Notes	100,000,000
B-3AR Notes	25,000,000
A-4L Notes	130,713,000
A-5L Notes	171,000,000
A-6L Notes	245,000,000
B-4AR Notes	32,000,000
A-7L Notes	90,000,000
A-8L Notes	372,000,000
A-9L Notes	143,000,000
A-10L Notes	234,000,000
A-11L Notes	303,600,000
$2,306,869,000

12.04 (f)      the interest rate for any series of variable rate Notes, indicating how such interest rate is calculated;

Class	Rate
A-1AR Notes	0.000%
A-2AR Notes	0.000%
A-3AR Notes	0.000%
B-1AR Notes	0.000%
A-1L Notes	5.605%
A-4AR Notes	5.720%
A-5AR Notes	5.720%
B-2AR Notes	5.503%
A-2L Notes	5.535%
A-3L Notes	5.585%
A-6AR Notes	5.565%
B-3AR Notes	5.565%
A-4L Notes	5.535%
A-5L Notes	5.625%
A-6L Notes	5.655%
B-4AR Notes	5.330%
A-7L Notes	5.535%
A-8L Notes	5.635%
A-9L Notes	5.665%
A-10L Notes	5.695%
A-11L Notes	5.735%

12.04 (g)      the amount of the servicing fees allocated to the Servicer as of the close of business on the last day of the preceding month;

Servicing fees	Fees paid
Master servicing fees	2,500
Sub-servicing fees	198,813

12.04 (h)     the amount of the Administration Fee, any auction agent fees, market agent fees, calculation agent fees, broker-dealer fees, if any, fees paid to the Delaware Trustee, the Indenture Trustee and the Eligible Lender Trustee, all allocated as of the close of business on the last day of the preceding month;

Program Expenses	Fees Paid
Administration fee	2,500
Auction agent fees	—
Market agent fees (not applicable)	—
Calculation agent fees (not applicable)	—
Broker-dealer fees	35,420
Fees paid to Delaware Trustee	—
Fees paid to Indenture Trustee/Eligible Lender Trustee	114,200

12.04 (i)     the amount of the Recoveries of Principal and interest received during the preceding month relating to Financed Student Loans;

Recoveries	$12,038,748	4,790,051	16,828,799

Of the total amount recovered above, $939,938.50 was in-transit as of 08-31-07, and was received in early September.

12.04 (j)     the amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of the preceding month;

	Balance	Withdrawals
Reserve Fund	$17,473,463	(426,473)

Acquisition Fund:

12.04 (k)     the portion, if any, of the payments attributable to amounts on deposit in the Acquisition Fund;

$—
Total	$—

12.04 (l)      the aggregate amount, if any, paid by the Indenture Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund during the preceding month;

$—

12.04 (m)    the amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Revenue Fund;

$—

12.04 (n)     the aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during the preceding month;

Loans Sold From the Trust
$—

12.04 (o)     the number and principal amount of Financed Student Loans, as of the close of business on the last day of the preceding month, that are (i) 0 to 30 days delinquent, (ii) 31 to 60 days delinquent, (iii) 61 to 90 days delinquent, (iv) 91 to 120 days delinquent, (v) greater than 120 days delinquent and (vi) for which claims have been filed with the appropriate Guarantee Agency and which are awaiting payment;

Delinquencies	Number	Principal
0 - 30 days *	1,230	$31,094,713
31 - 60 days	1,480	48,869,851
61 - 90 days	648	21,379,043
91 - 120 days	448	14,664,100
Over 120 days	1,314	43,208,689
Claims filed	504	11,129,439
	5,624	$170,345,836

* Two (2) subservicers do not provide information on delinquent loans that may fall in the 0 - 30 day catergory.

12.04 (p)      the Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of the preceding month; and

Value of the Trust Estate	Balance	Accrued Interest	Total
Revenue Fund (Including Capitalized Interest Account)	$14,715,577	$249,230	$14,964,806
Reserve Fund	17,473,463	89,383	17,562,846
Acquisition Fund	—	0	0
Redemption Fund	—	7,496	7,496
Student Loan Receivable	2,280,857,330	40,513,935	2,321,371,265
Total	$2,313,046,369	$40,860,045	$2,353,906,414

Class	Balance	Accrued Interest	Total
A-1AR Notes	$—	$—	$—
A-2AR Notes	—	—	—
A-3AR Notes	—	—	—
B-1AR Notes	—	—	—
A-1L Notes	38,381,000	23,903	38,404,903
A-4AR Notes	28,600,000	—	28,600,000
A-5AR Notes	60,000,000	—	60,000,000
B-2AR Notes	8,000,000	4,892	8,004,892
A-2L Notes	90,575,000	55,704	90,630,704
A-3L Notes	235,000,000	145,831	235,145,831
A-6AR Notes	100,000,000	30,917	100,030,917
B-3AR Notes	25,000,000	7,729	25,007,729
A-4L Notes	130,713,000	80,389	130,793,389
A-5L Notes	171,000,000	106,875	171,106,875
A-6L Notes	245,000,000	153,942	245,153,942
B-4AR Notes	32,000,000	113,707	32,113,707
A-7L Notes	90,000,000	55,350	90,055,350
A-8L Notes	372,000,000	232,913	372,232,913
A-9L Notes	143,000,000	90,011	143,090,011
A-10L Notes	234,000,000	148,070	234,148,070
A-11L Notes	303,600,000	193,461	303,793,461
	$2,306,869,000	$1,443,691	$2,308,312,691

Value of the Trust Estate:
Student Loans - unpaid principal	$2,280,857,330
Student Loans - accrued interest/special allowance	40,513,935
Funds held on deposit	32,189,039.03
Funds held on deposit - accrued interest	346,110
Total	$2,353,906,414

Unpaid principal balance of Notes Outstanding	$2,306,869,000
Unpaid principal balance of Senior Notes Outstanding	$2,241,869,000

Parity - Notes Outstanding	102.04%
Parity - Senior Notes Outstanding	105.00%

12.04 (q)     the number and percentage by dollar amount of (i) rejected federal reimbursement claims for Financed Student Loans, (ii) Financed Student Loans in forbearance, and (iii) Financed Student Loans in deferment.

	Number	Principal	%
Rejected federal reimbursement claims	—	$—	0.00%
Financed Student Loans in forbearance	4,313	215,606,157	9.45%
Financed Student Loans in deferment	8,975	373,782,246	16.39%